Exhibit 32.2

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                              AS ENACTED UNDER
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                ---------------------------------------------

In connection with the Annual Report of IGI, Inc. (the "Company") on Form 10-K/A Amendment No. 2 for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carlene A. Lloyd, Vice President of Finance, state and certify, pursuant to 18 U.S.C. Section 1350, as enacted under Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company as of December 31, 2004.

Date:  December 22, 2005

                                       /s/ Carlene A. Lloyd
                                       --------------------
                                       Carlene A. Lloyd
                                       Vice President of Finance


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